TRANSAMERICA FUNDS

Supplement to the Currently Effective Prospectuses, Summary Prospectuses and

Statement of Additional Information

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Transamerica International Sustainable Equity

Transamerica Sustainable Growth Equity

The Board of Trustees has approved the liquidation of Transamerica International Sustainable Equity and Transamerica Sustainable Growth Equity (each, a “fund” and collectively, the “funds”) effective on or about October 10, 2025. The funds were closed to most new investors on July 13, 2025. Effective on or about the close of business on September 26, 2025, the funds will be closed to all investments.

Prior to the funds’ liquidation, shareholders may exchange their fund shares for shares of the same class of another fund within Transamerica Funds. Shareholders who hold their shares through UMB Bank, N.A. custodial accounts directly with Transamerica Funds and have not exchanged their shares to another fund or provided other instructions prior to the liquidation will have their shares automatically exchanged for shares of Transamerica Government Money Market on the liquidation date.

In order to achieve an orderly liquidation, each fund’s assets may be converted into cash or cash equivalents. As the funds’ assets are being converted to cash and through the liquidation, the funds will no longer be pursuing their stated investment objective.

Shareholders should be aware that if they redeem shares, exchange them into another fund, or receive liquidation proceeds upon the termination of the funds, it is generally considered a taxable event.

Effective upon the liquidation of the funds, all references to Transamerica International Sustainable Equity and Transamerica Sustainable Growth Equity will be deleted in their entirety from the Prospectuses and the Statement of Additional Information.

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Investors Should Retain this Supplement for Future Reference

August 8, 2025